UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ____)

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BLUEFLY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUEFLY, INC.
42 West 39th Street
New York, NY 10018

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Bluefly, Inc. (the “Company”), which will be held on May 16, 2012 at 9:00 a.m., local time, at the Company’s offices at 42 West 39th Street, 9th Floor, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appears on the following page.

The matters scheduled to be considered at the meeting are the election of directors from among the nominees described in the Proxy Statement and any other proposal that may properly come before the meeting.

The Board of Directors recommends a vote FOR the proposals being presented at the meeting as being in the best interest of the Company and its stockholders. We urge you to read the Proxy Statement and give it your careful attention before completing the enclosed proxy card.

Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend in person, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

If you would like additional copies of the proxy material, or if you would like to ask questions about the proposals, you should contact our Investor Relations Department by telephone at (212) 944-8000.

Sincerely,

HABIB KAIROUZ
Chairman of the Board

BLUEFLY, INC.
42 West 39th Street
New York, New York 10018
____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 16, 2012
____________________________

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bluefly, Inc. (the “Company”) will be held at 9:00 a.m., local time, on May 16, 2012 at the Company’s offices at 42 West 39th Street, 9th Floor, New York, New York, for the following purposes:

1.	To elect three Class 3 directors of the Company to the Board of Directors to hold office until the 2015 annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting.

Only holders of record of the Company’s Common Stock at the close of business on April 10, 2012 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

HABIB KAIROUZ
Chairman of the Board

April 17, 2012

BLUEFLY, INC.
42 West 39th Street
New York, New York 10018
____________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING
____________________________

The enclosed materials are also available at http://www.investor.bluefly.com. The following items are available at the specified link:

1.	The Proxy Statement being issued in connection with the 2012 Annual Meeting of Stockholders;

2.	The Company’s Annual Report on Form 10-K for the year ended December 31, 2011; and

3.	The form of proxy card for use in connection with the 2012 Annual Meeting of Stockholders.

BLUEFLY, INC.

42 West 39th Street

New York, New York 10018

____________________________

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors (which we refer to in this Proxy Statement as the Board of Directors or the Board) of Bluefly, Inc., a Delaware corporation (which we refer to in this Proxy Statement as the Company, we, us or our), of proxies to be voted at the annual meeting of stockholders of the Company to be held at 9:00 a.m., local time, on May 16, 2012 at the Company’s offices at 42 West 39th Street, 9th Floor, New York, New York 10018, and at any adjournment thereof. The purposes of the meeting are:

1.	To elect three Class 3 directors of the Company to the Board of Directors to hold office until the 2015 annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting.

If proxy cards in the accompanying form are properly executed and returned by a stockholder of record, the shares of the Company’s Common Stock, $.01 par value per share (which we refer to in this Proxy Statement as the Common Stock), held by such stockholder will be voted as instructed on the proxy card. If no instructions are given, such shares will be voted (i) for the election as Class 3 directors of the nominees of the Board of Directors named below and (ii) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder of record prior to its exercise upon written notice to the Secretary of the Company, or by the vote of such stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement and accompanying form of proxy card is April 17, 2012.

VOTING

Holders of record of Common Stock as of the close of business on April 10, 2012 (which we refer to in this Proxy Statement as the Record Date), the record date for the solicitation of proxies pursuant to this Proxy Statement, will be entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the stockholders at the meeting. The holders of our Common Stock are not entitled to cumulative voting.

Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. As of the Record Date, there were 28,576,612 shares of Common Stock outstanding, each entitled to one vote. The total number of votes entitled to be cast at the meeting is, therefore, 28,576,612 votes. Abstentions and so-called “broker non-votes” (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

The favorable vote of a plurality of the votes cast by holders of shares of Common Stock, present in person or represented by proxy at the meeting, is necessary to elect the Class 3 directors of the Company. Effective January 1, 2010, a broker is no longer permitted to vote on a stockholder’s behalf with respect to the election of directors unless the stockholder has provided specific voting instructions to the broker. For your vote to be counted, you now will need to communicate your voting instructions to your broker, bank or other financial institution before the date of the meeting. Withheld votes and broker non-votes will not be counted as votes cast with respect to, and therefore will have no effect on, the election of the Class 3 directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine directors. Our amended and restated certificate of incorporation classifies the Board of Directors into three classes, each having a staggered term expiring at successive annual meetings. Three Class 3 directors are to be elected at the annual meeting to serve a three-year term expiring at the 2015 annual meeting of stockholders. The term of our Class 1 directors shall expire at the 2013 annual meeting of stockholders and the term of our Class 2 directors shall expire at the 2014 annual meeting of stockholders.

The Board of Directors has nominated the persons named in the table below for election as Class 3 directors. All such persons are presently directors of the Company, and each has consented to being named as a nominee for election as a Class 3 director and has agreed to serve if elected. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as Class 3 directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board of Directors to the extent that such substitute nominee exists. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

Also listed are the remaining six directors who will continue to serve their respective terms.

Pursuant to the Amended and Restated Voting Agreement (which we refer to in this Proxy Statement as the Voting Agreement) entered into by and among us, Rho Ventures VI, L.P. (which we refer to in this Proxy Statement as Rho), Quantum Industrial Partners LDC (which we refer to in this Proxy Statement as QIP), SFM Domestic Investments LLC (which we refer to in this Proxy Statement as SFM and, together with QIP, as the Soros Parties), Maverick Fund USA, Ltd. (which we refer to in this Proxy Statement as Maverick USA), Maverick Fund, L.D.C. (which we refer to in this Proxy Statement as Maverick Fund), and Maverick Fund II, Ltd. (which we refer to in this Proxy Statement as Maverick Fund II and, together with Maverick USA and Maverick Fund, as the Maverick Parties) and Prentice Consumer Partners, LP, Rho and the Soros Parties each have the right to nominate an additional director to the Board but have not yet done so. If Rho and/or the Soros Parties nominate a second director to the Board pursuant to the Voting Agreement, such director would be appointed to serve as a Class 3 director of the Company. In addition, the Maverick Parties have the right to nominate one director to the Board to replace David Janke, who resigned in April 2012. If the Maverick Parties nominate a director to the Board pursuant to the Voting Agreement, such director would be appointed to serve as a Class 1 director of the Company.

NOMINEES FOR CLASS 3 DIRECTOR

Name of Director	Age	Director of the Company Since
Habib Kairouz	46	2009 to present
Anthony Plesner	53	2008 to present
David Wassong	41	2001 to present

CONTINUING DIRECTORS

Name of Director	Age	Director of the Company Since
Mario Ciampi	51	2008 to present
Michael Helfand	52	2009 to present
Martin Miller	82	1991 to present
Joseph C. Park	40	2012 to present
Andrew Russell	40	2011 to present
Denise Seegal	58	2010 to present

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Nominees for Class 3 Directors with term expiring at the 2015 annual meeting of stockholders

Habib Kairouz has served as a director of the Company since December 2009. Mr. Kairouz is a Managing Partner of Rho Capital Partners, Inc., an investment and venture capital management company, which he joined in 1993. Prior to joining Rho Capital Partners, Inc., Mr. Kairouz worked for five years in investment banking and leverage buyouts with Reich & Co. and Jesup & Lamont. Mr. Kairouz holds a Bachelor of Science degree in engineering from Cornell University and a Master of Business Administration in Finance from Columbia University. Mr. Kairouz also serves on the board of directors of publicly-held Intralinks Holdings, Inc. in addition to a number of private companies. Mr. Kairouz has been designated as a nominee to the Board by Rho pursuant to the Voting Agreement. His extensive experience as a venture capital investor and his involvement with many successful internet and technology companies led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

Anthony Plesner has served as a director of the Company since February 2008.  Mr. Plesner has served as Chief Financial Officer and Chief Administrative Officer of Intralinks Holdings, Inc., a publicly-traded company that provides online workspaces for secure document exchange, since April 2005.  From August 2004 to March 2005 he worked as an independent consultant through Snap Solutions. From January 2003 to July 2004 he served as Chief Financial Officer and Chief Operating Officer of The NewsMarket, an online video archive and delivery platform.  From January 2000 to December 2002 he served as President and Chief Operating Officer of 24/7 Real Media, Inc., a NASDAQ-listed provider of interactive marketing and technology services.  Prior to that, he served as Senior Vice President of Finance and Business Development at Medscape, Inc.  Mr. Plesner holds a Bachelor of Arts in Economics from the University of Manchester in England, and a Master of Business Administration from the University of Pittsburgh. Mr. Plesner’s experience as senior financial officer at several successful internet and technology companies led the Nominating Committee to conclude that he should continue to serve as a director of the Company and as Chairman of the Audit Committee as of the date of this Proxy Statement.

David Wassong has served as a director since February 2001 and became Interim Chairman of the Board of Directors in February 2007. Mr. Wassong is currently a Managing Director at Soros and previously was a partner of Soros Private Equity which he joined in June 1998. Prior to joining Soros Private Equity, from July 1997 to June 1998, Mr. Wassong was Vice President, and previously Associate, at Lauder Gaspar Ventures, LLC, a media, entertainment and telecommunications-focused venture capital fund. Mr. Wassong has been designated as a nominee to the Board by Soros pursuant to the Voting Agreement. His many years of experience as a private equity investor, as well as his long term involvement with our Company, led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE THREE CLASS 3 DIRECTORS THAT HAVE BEEN NOMINATED TO THE BOARD OF DIRECTORS.

Continuing Class 2 Directors with term expiring at the 2014 annual meeting of stockholders

Joseph C. Park has served as the Company’s Chief Operating Officer since joining the Company in May 2011 and became Chief Executive Office and a director in February 2012. Prior to joining the Company, from February 2010 to May 2011, Mr. Park was Senior Vice President of Consumer Digital Products at HarperCollins where he co-founded Bookperk.com, a group buying e-commerce website for avid book readers and spearheaded their overall consumer digital and monetization strategy. Mr. Park came to HaperCollins through its acquisition of BibleGateway, the largest biblical reference website where he served as President from July 2009 to January 2010. From 2005 to 2009, Mr. Park worked at Amazon.com where he co-founded and launched Askville.com, one of the leading social Q&A communities on the web. While at Amazon.com, Mr. Park was also Head of New Product Development where he incubated new businesses/startups within the organization. From 1997 to 2001, Mr. Park co-founded and was the CEO of Kozmo.com, the first Internet retailer to provide same-day, one hour delivery service to consumers. Mr. Park earned his Bachelor of Arts degree in economics, journalism and political science from New York University and received his M.B.A. from Harvard Business School. Mr. Park’s experience and involvement in many successful internet companies as a senior executive led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

Andrew Russell was appointed to the Board in April 2011 upon the recommendation of the Nominating Committee. Mr. Russell was recommended to the Nominating Committee by David Wassong, a member of the Board. Since 2003, Mr. Russell has served as partner of Pilot Group LLC, a principal investment firm specializing in late stage and turnaround investments in privately owned companies, overseeing all digital media investments. In July 2011, Mr. Russel founded Trigger Media Group, a digital media venture capital firm, where he serves as CEO. From 1999 to 2003, Mr. Russell was partner of East River Ventures LP, a venture capital firm specializing in investments in early stage companies within the information technology, business services and healthcare sectors. Before joining East River Ventures LP, Mr. Russell began his professional career as an associate with Chemical Securities where he coordinated debt financing for transactions in syndicated bank loan and high yield debt markets. Mr. Russell also currently

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serves as a board member of a number of private companies. Mr. Russell’s many years of investment experience in digital companies and board experience in a number of private companies led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

Denise Seegal was appointed to the Board in November 2010 upon the recommendation of the Nominating Committee. Ms. Seegal was recommended to the Nominating Committee by Russell Reynolds Associates, a paid third-party search firm. In March 2011, Ms. Seegal was appointed Chief Executive Officer of Amsale Design Group, a luxury bridal company. Ms. Seegal is also a global consultant for Financo, an investment banking firm, and operates Denise Seegal Associates, a consulting firm specializing in development, growth and expansion strategies for global lifestyle brands since 2008. Prior to this, Ms. Seegal served as President and CEO of VF Sportswear Coalition, VF Corp. from 2004 to 2008. Previously, Ms. Seegal’s prior leadership roles included: President and CEO of Sweetface Fashion Company, President of Liz Claiborne, Inc., President of CK Calvin Klein, the founding President of DKNY, and Executive Vice President of Ralph Lauren Womenswear. She currently serves as a board member of Parsons The New School for Design, The Fashion Group International, LIM College and Head of the Charles Regatta. Ms. Seegal’s many years of experience as a seasoned retail executive led the Nominating Committee to conclude that she should continue to serve as a director of the Company as of the date of this Proxy Statement.

Continuing Class 1 Directors with term expiring at the 2013 annual meeting of stockholders

Mario Ciampi has served as a director of the Company since August 2008. Mr. Ciampi is an employee of Prentice Capital Management, LP (which we refer to in this Proxy Statement as Prentice), a private investment advisor, and has been employed or engaged by Prentice since 2007. Mr. Ciampi initially joined Prentice as a retail and consumer products consultant working on business improvements, management oversight, and due diligence for the firm’s special situation investments. Prior to joining Prentice, he had a 10-year career with The Children’s Place organization; during that period, he held various positions: Vice President – Store Development, Sr. Vice President – Operations, and President of Disney Store – North America. Previously, Mr. Ciampi was the Founder and Partner of DJM Asset Management, a consulting company focused on retail real estate repositioning, financial turn-arounds, and strategic growth initiatives. He is a director of Kid Brands, Inc., a publicly-traded designer and distributor of branded infant and juvenile consumer products, and he has also been recently appointed as a director of dELiA*s, Inc., a publicly-traded direct marketing and retail company. Mr. Ciampi, who has been designated as a nominee to the Board by Prentice pursuant to the Voting Agreement, has a unique combination of both operational and investment experience in the retail industry that led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

Michael Helfand has served as a director of the Company since February 2009. Since 2009, Mr. Helfand has served as Senior Vice President Finance and Chief Accounting Officer of Fuel Systems Solutions, Inc., a publicly-traded holding company of alternative fuel components and systems for transportation and industrial applications. From 2007 to 2008, Mr. Helfand has served as the Interim Chief Financial Officer of Rothschild North America, Inc., a global investment bank. From 2006 to 2007, Mr. Helfand was the Executive Vice President of Finance at WRC Media, Inc., a publishing company. From 2003 to 2008, Mr. Helfand was also a finance and accounting consultant for Resources Connection, Inc., a project-based professional services firm, serving clients in matters related to SEC registration material preparation, Sarbanes-Oxley engagements and financial review and systems development. Mr. Helfand’s many years of experience as a senior financial executive led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

Martin Miller has served as a director of the Company since July 1991. Since July 1999, Mr. Miller has served as the President of The Terbell Group, Inc., a consulting company. From October 1997 to April 2003, Mr. Miller was a partner in the Belvedere Fund, L.P., a fund of hedge funds. Mr. Miller’s many years of experience in the apparel retailing business in general, and as a director of our Company in particular, led the Nominating Committee to conclude that he should continue to serve as a director of the Company as of the date of this Proxy Statement.

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CORPORATE GOVERNANCE

The Board reviewed the independence of each of our directors on the basis of the standards adopted by NASDAQ. During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under applicable NASDAQ rules. As a result of this review, the Board affirmatively determined that each of our directors other than Mr. Park is an “independent director” within the meaning of applicable NASDAQ rules.

During the fiscal year ended December 31, 2011, the Board met 9 times and acted by unanimous written consent 3 times. Each of the directors participated in 75% or more of the aggregate number of meetings and/or written consents of the Board and committee(s) on which he or she served during the 2011 fiscal year. The Company does not have a policy with regard to the attendance by directors at our annual meeting of stockholders. None of the directors attended last year’s annual meeting of stockholders.

The Board has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Anthony Plesner, Michael Helfand and Martin Miller. Mr. Plesner acts as Chairman of the Audit Committee. The Audit Committee is responsible for the appointment of the Company’s independent registered public accountants, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. The duties of the Audit Committee are fully set forth in the charter adopted by that committee, a copy of which is available on our website at www.bluefly.com. The Board has determined that Mr. Plesner is an “audit committee financial expert,” as defined by Item 407(d)(5) of Regulation S-K of the Exchange Act, and that each member of the Audit Committee is “independent,” as required by the Exchange Act and applicable NASDAQ rules. The Audit Committee met 4 times and did not act by unanimous written consent during fiscal 2011.

The Board has established a Compensation Committee. The Compensation Committee has three members, consisting of Mario Ciampi, Habib Kairouz and David Wassong, and met 12 times and acted by unanimous written consent 11 times in fiscal 2011. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are “independent” in accordance with applicable NASDAQ rules. The Compensation Committee does not have a written charter.

The Compensation Committee’s responsibilities include, among other duties, the responsibility to:

•	establish the base salary, incentive compensation and any other compensation for the officers of the Company;

•	monitor the Company’s management incentive and stock based compensation, retirement and welfare plans and discharge the duties imposed on the Compensation Committee by the terms of those plans; and

•	perform other functions or duties deemed appropriate by the Board.

The agenda for meetings of the Compensation Committee is determined by its Chairman. The Compensation Committee reports directly to the Board. The Compensation Committee has the authority to engage and from time to time has engaged independent consultants to advise on particular aspects of compensation. The Compensation Committee has authority to retain, terminate and approve fees for advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee. In determining the compensation levels of the Company’s executive officers, the Compensation Committee considers proposals from the Company’s Chief Executive Officer with respect to the appropriate levels of bonus and equity compensation for the Company’s executive officers (other than the Chief Executive Officer).

The Board has also established a Nominating Committee, consisting of David Wassong and Anthony Plesner. The purposes of the Nominating Committee are to assist the Board by identifying individuals qualified to become directors, setting criteria for, and evaluating, director candidates, and recommending to the Board the director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies; recommend to the Board nominees for each committee of the Board; advise the Board about the appropriate composition of the Board and its committees; advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; lead the Board in its annual review of the performance of the Board and its committees; and perform such other functions as the Board may assign to it from time to time. The duties of the Nominating Committee are fully set forth in the charter adopted by that committee, a copy of which is available on our website at www.bluefly.com. The Nominating Committee met 2 times and acted by unanimous written consent on one occasion time during 2011.

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The Nominating Committee will consider many factors when evaluating candidates for the nomination to the Board, with the goal of fostering a Board comprised of directors with a variety of experience and backgrounds. While the Nominating Committee does not have a formal policy with respect to diversity, the Board and the Nominating Committee believe that it is essential that Board members represent diverse backgrounds and experience. Important factors that will be considered as part of the Nominating Committee’s evaluation include (without limitation) skill, specialized expertise, experience, business acumen and an understanding of strategy and policy-setting. Depending upon the Company’s then-current needs, certain factors may be weighed more or less heavily. In considering candidates for the Board, the Nominating Committee will consider the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity and sufficient time to devote to Company matters.

The Nominating Committee will consider persons recommended by stockholders as candidates for nomination as a director. In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Recommendations should be submitted to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board, must comply with applicable law.

Communication by stockholders may be made to any or all of the members of the Board by writing directly to them c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018. All such communications will be relayed to the appropriate members of the Board.

We have adopted a Code of Ethics applicable to all directors, officers and employees which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K, and we maintain procedures for the confidential, anonymous submission by employees of complaints regarding our accounting, internal accounting controls, auditing matters and other issues. A copy of our code of ethics is available on our website at www.bluefly.com. Any amendment to or waiver of a provision of the code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and relates to elements of the code specified in the rules of the SEC will be posted on our website.

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management. Senior officers attend meetings of the Board of Directors, provide presentations on operations including significant risks, and are available to address any questions or concerns raised by the Board of Directors. Additionally, our three Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Pursuant to its charter, the Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and corporate governance. When any of the Committees receives a report related to material risk oversight, the Chairman of the relevant committee reports on the discussion to the full Board of Directors.

As noted above, our Board is currently comprised of eight independent non-employee directors and one employee director who is the Company’s Chief Executive Officer. The Company divides the leadership role between an independent Chairman of the Board and the Chief Executive Officer. Mr. Wassong served as Chairman of the Board from February 2007 until April 2012, at which time Mr. Kairouz was elected as his successor. We believe that the number of independent, experienced directors that make up our Board, along with the oversight of our Chairman, benefits the Company and its stockholders.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers and other stakeholders that the Company is under strong leadership, with the Chairman maintaining an effective working relationship with management and other Board members and the Chief Executive Officer. We believe that the Company, like many U.S. companies, has been well-served by this leadership structure.

The Chairman has the responsibility to: (1) coordinate with the Chief Executive Officer in establishing the agenda for the annual meeting of stockholders as well as the agenda for Board meetings; (2) provide management with direction and input regarding Board priorities, mandates and suggestions; and (3) perform such other functions as the directors may designate from time to time.

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Our Chief Executive Officer has authority regarding day to day operations of the Company, oversight over all other officers of the Company and responsibility for executing strategies approved by the Board. The Chief Executive Officer reports to the Chairman and to the Board.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and its stockholders.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee met and held discussions with management and WeiserMazars LLP. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal 2011 with management and has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance.”

The Company’s independent registered public accounting firm also provided to the Audit Committee certain written communications and the letter required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.” The Audit Committee also discussed with the independent registered public accounting firm their independence from the Company.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for fiscal 2011 be included in the Company’s Annual Report on Form 10-K for fiscal 2011 filed with the SEC.

AUDIT COMMITTEE

ANTHONY PLESNER
MICHAEL HELFAND
MARTIN MILLER

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of the Record Date for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Named Executive Officers, (as defined under the caption “Executive Compensation” below) and (iv) all directors and Named Executive Officers as a group.

Name(1)	Number of Shares Beneficially Owned		Percentage(2)
Mario Ciampi	2,625		*
Michael Helfand	2,625		*
Kara B. Jenny	210,662	(3)	*
Habib Kairouz(4)	11,603,181		40.6%
Bradford Matson(5)	46,882		*
Martin Miller	6,317	(6)(7)	*
Joseph C. Park(8)	150,000	(9)	*
Melissa Payner-Gregor(8)	1,111,203	(10)	3.8%
Anthony Plesner	3,374		*
Andrew Russell	16,260	(11)	*
Denise Seegal	27,174	(12)	*
David Wassong(13)	12,447	(14)	*
Quantum Industrial Partners LDC	6,514,156	(15)(16)	22.8%
George Soros	6,526,073	(17)	22.8%
Prentice Consumer Partners, LP(18)	3,371,959	(19)	11.8%
Prentice Capital Management, LP(18)	3,371,959	(20)	11.8%
Michael Zimmerman(18)	3,371,959	(20)	11.8%
Maverick Fund, L.D.C.(21)	1,609,670	(22)	5.6%
Maverick Fund II, Ltd.(21)	1,404,638	(23)	4.9%
Maverick Fund USA, Ltd.(21)	709,589	(24)	2.5%
Funds Affiliated with Rho Ventures(4)	11,601,306	(4)	40.6%
All directors and Named Executive Officers as a group (12 persons)	13,192,750	(25)	44.3%

______________

*	Less than 1%.

(1)	Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of April 10, 2012 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Includes 185,563 shares of Common Stock issuable upon the exercise of options granted under our 1997 Stock Plan, 2000 Stock Plan and 2005 Stock Incentive Plan (which we refer to in this Proxy Statement as the Plans).

(4)	Rho Capital Partners LLC and RMV VI, LLC (which we refer to in this Proxy Statement as RMV) are Delaware limited liability companies. Rho is a Delaware limited partnership. Rho is a private investment fund engaged in the business of acquiring, holding and disposing of investments in various companies. RMV is the general partner of Rho. Rho Capital Partners LLC is the managing member of RMV. Messrs. Habib Kairouz, Joshua Ruch and Mark Leschly are the managing members of Rho Capital Partners LLC. Each of Messrs. Kairouz, Ruch and Leschly disclaims beneficial ownership of any of these securities held by Rho Capital Partners LLC, RMV and Rho, except to the extent of their pecuniary interest therein. The address of Rho Capital Partners LLC, RMV and Rho is 152 West 57th Street, 23rd Floor, New York, NY 10019. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the SEC.

(5)	Bradford Matson resigned from the Company as Chief Marketing Officer in November 2011.

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(6)	Includes 300 shares of Common Stock held by Madge Miller, the wife of Martin Miller, as to which Mr. Miller disclaims beneficial ownership.

(7)	Includes 2,375 shares of Common Stock issuable upon the exercise of options granted under the Plans.

(8)	On February 2, 2012, Joseph C. Park, previously the Company’s Chief Operating Officer, was promoted to Chief Executive Officer replacing Melissa Payner-Gregor, who resigned as Chief Executive Officer on such date.

(9)	Represents 150,000 shares of Common Stock issuable upon the exercise of options granted under the Plans.

(10)	Includes 795,000 shares of Common Stock issuable upon the exercise of options granted under the Plans.

(11)	Represents 16,260 shares of Common Stock issuable upon the exercise of options granted under the Plans.

(12)	Represents 27,174 shares of Common Stock issuable upon the exercise of options granted under the Plans.

(13)	Mr. Wassong’s address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd floor, New York, New York 10106. Mr. Wassong disclaims beneficial ownership of the shares of Common Stock beneficially owned by George Soros, SFM and QIP and none of such shares are included in the table above as being beneficially owned by him.

(14)	Includes 2,375 shares of Common Stock issuable upon the exercise of options granted under the Plans. Certain of the options are held for the benefit of QIP.

(15)	Represents 6,480,070 shares of Common Stock and 34,086 shares of Common Stock issuable upon the exercise of warrants (which we refer to in this Proxy Statement as the QIP Shares) held in the name of QIP. The number of shares beneficially owned by QIP does not include the options held by Mr. Wassong held for the benefit of QIP. See note (14).

(16)	QIP is an exempted limited duration company formed under the laws of the Cayman Islands with its principal address at Kaya Flamboyan 9, Willemstad, Curacao. QIH Management Investor, L.P. (which we refer to in this Proxy Statement as QIHMI), an investment advisory firm organized as a Delaware limited partnership, is a minority stockholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company (which we refer to in this Proxy Statement as QIH Management). Soros Fund Management LLC, a Delaware limited liability company, is the sole managing member of QIH Management. Mr. Soros may be deemed to have shared voting power and sole investment power with respect to the QIP Shares. Accordingly, each of QIP, QIHMI, QIH Management, Soros Fund Management LLC and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the SEC.

(17)	See notes (15) and (16) above. The number of shares beneficially owned by Mr. Soros does not include the options held by Mr. Wassong held for the benefit of QIP. See note (14). In addition, Mr. Soros directly holds 11,754 shares of Common Stock and 163 shares of Common Stock issuable upon the exercise of warrants.

(18)	The address of each of Prentice Consumer Partners, LP, Prentice Capital Management, LP and Michael Zimmerman is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830.

(19)	Prentice Capital Management, LP has investment and voting power with respect to the securities held by Prentice Consumer Partners, LP. Mr. Michael Zimmerman is the managing member of the general partner of Prentice Capital Management, LP. Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities, except to the extent of their pecuniary interest therein.

(20)	Consists of 3,371,959 shares held by Prentice Consumer Partners, LP (see note (19) above). Prentice Capital Management, LP has investment and voting power with respect to these securities. Mr. Zimmerman is the managing member of the general partner of Prentice Capital Management, LP. Each of Prentice Capital Management, LP and Mr. Zimmerman disclaim beneficial ownership of any of these securities, except to the extent of their pecuniary interest therein.

(21)	Maverick Capital, Ltd. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares held by Maverick USA, Maverick Fund and Maverick Fund II

10

through the investment discretion it exercises over these accounts. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC who possesses sole investment discretion pursuant to Maverick Capital Management, LLC’s regulations. The address of Maverick Capital, Ltd. and Maverick Capital Management, LLC is 300 Crescent Court, 18th Floor, Dallas, TX 75201; and the address of each of Lee S. Ainslie III, Maverick Fund, Maverick Fund II and Maverick USA is c/o Maverick Capital, Ltd., 300 Crescent Court, 18th Floor, Dallas, TX 75201.

(22)	Represents 1,601,113 shares of Common Stock, 8,557 shares of Common Stock issuable upon the exercise of warrants held by Maverick Fund.

(23)	Represents 1,397,171 shares of Common Stock, 7,467 shares of Common Stock issuable upon the exercise of warrants held by Maverick Fund II.

(24)	Represents 705,817 shares of Common Stock and 3,772 shares of Common Stock issuable upon the exercise of warrants held by Maverick USA.

(25)	Includes 1,178,747 shares of Common Stock issuable upon the exercise of options granted under the Plans.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names, ages and all positions and offices with the Company held by the Company’s present executive officers.

Name	Age	Positions and Offices Presently Held
Joseph C. Park	40	Chief Executive Officer

Kara B. Jenny	43	Chief Financial Officer

Martin Keane	47	Sr. VP of eCommerce

________________

Following is information with respect to the Company’s executive officers who are not also directors of the Company:

Kara B. Jenny has served as our Chief Financial Officer since March 2008. Ms. Jenny was Vice President of Finance from May 1999 to March 2008. Prior to that, she was an Audit Manager at Andersen LLP. She is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Martin Keane served as our Vice President of Product Development and E-Commerce from January 1999 through September 2004, when he assumed the role of Senior Vice President of eCommerce. From 1997 to 1999, Mr. Keane was the Design Director for Music Boulevard, an eCommerce site owned by N2K, Inc. From 1990 to 1997, Mr. Keane served as Regional Manager for APCO Graphics, an architectural graphics company.

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EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth information for the fiscal years ended December 31, 2011 and 2010 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2011 (2) the two other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2011 and (3) one additional individual for whom disclosure would have been provided pursuant to clause (2) above but for the fact that the individual was not serving as an executive officer of the Company as of December 31, 2011.

					Option		Nonequity Incentive Plan	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Awards ($)(1)		Compensation ($)	Compensation ($)		Total ($)

Melissa Payner-Gregor Chief Executive Officer(11)	2011	$507,846	$--		$--		$--	$68,280	(2)	$576,126
	2010	$500,000	$130,850	(3)	$1,251,075	(4)	$--	$68,535	(2)	$1,950,460

Kara B. Jenny Chief Financial Officer	2011	$300,000	$--		$--		$--	$10,206	(5)	$310,206
	2010	$300,000	$45,800	(6)	$375,323	(4)	$--	$9,370	(5)	$730,493

Joseph C. Park Chief Operating Officer(11)	2011	$187,500	$50,000	(7)	$886,000	(8)	$--	$--		$1,123,500

Bradford Matson Chief Marketing Officer(12)	2011	$298,846	$--		$--		$--	$184,887	(9)	$483,733
	2010	$350,000	$53,430	(10)	$375,323	(4)	$--	$11,562	(5)	$790,315

______________

(1)	The amounts in this column represent the total grant date fair values, with the values determined for options based upon the Black Scholes method of valuation, of the option awards granted to the executive and recognized for financial reporting purposes during the fiscal year, excluding estimated forfeitures. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	Includes $48,000 paid in 2011 and 2010, respectively, in connection with a housing allowance and $20,280 and $20,535 paid in 2011 and 2010, respectively, in connection with life insurance premiums.

(3)	Represents a cash bonus of $130,850 for the fiscal year ended December 31, 2010.

(4)	Represents the total grant date fair value of a stock option award granted in March 2010.

(5)	Represents amounts paid in connection with life insurance premiums.

(6)	Represents a cash bonus of $45,800 for the fiscal year ended December 31, 2010.

(7)	Represents a cash sign-on bonus of $50,000 in connection with joining the Company in May 2011.

(8)	Represents the total grant date fair value of a stock option award granted to Mr. Park in May 2011.

(9)	Represents (a) severance payments of $51,154 paid in 2011 in connection with Mr. Matson’s resignation as Chief Marketing Officer in November 2011 (b) accrued, but not paid severance amount of $123,846 that will be paid during 2012 and (c) $9,887 in connection with life insurance premiums.

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(10)	Represents a cash bonus of $53,430 for the fiscal year ended December 31, 2010.

(11)	On February 2, 2012, Joseph C. Park, previously the Company’s Chief Operating Officer, was promoted to chief Executive Officer replacing Melissa Payner-Gregor, who resigned as Chief Executive Officer on such date.

(12)	Bradford Matson resigned from the Company as Chief Marketing Officer in November 2011.

Based on the fair value of equity awards granted to named executive officers in 2011 and 2010, and the base salary of the named executive officers: (a) “Salary” accounted for approximately 40% and 33% of the total compensation of the named executive officers in 2011 and 2010, respectively; (b) incentive compensation accounted for approximately 50% and 64% of the total compensation of the named executive officers in 2011 and 2010, respectively; and (c) other benefits accounted for approximately 10% and 3% of the total compensation of named executive officers in 2011 and 2010, respectively.

Employment Agreements

Melissa Payner-Gregor

On February 2, 2012, we entered into a Separation Agreement (which we refer to in this Proxy Statement as the Payner Separation Agreement) with Melissa Payner-Gregor where she resigned as our Chief Executive Officer and a member of our Board. In connection with the Payner Separation Agreement, we agreed to provide Ms. Payner-Gregor with the continuation of salary and certain benefits for twelve months, and accelerated vesting of all unvested stock options, with all vested stock options remaining exercisable for one year. In addition, during the twelve month period following her resignation, Ms. Payner-Gregor will continue to be subject to the restrictive covenants contained in her employment agreement (as discussed further below), including non-competition and non-solicitation restrictions. Ms. Payner and the Company executed customary releases in connection with the Separation Agreement.

On November 14, 2006, we previously entered into a 36-month employment agreement (which we refer to in this Proxy Statement as the Payner Agreement) with Ms. Payner providing for her service as our Chief Executive Officer and a member of our Board. The Payner Agreement was effective as of July 1, 2006 and replaced Ms. Payner’s prior employment agreement, which would have expired on March 1, 2007. Upon expiration of the initial term on July 1, 2009, the agreement, by its terms, automatically renewed for a one year term to July 1, 2010. On April 27, 2010, we amended the Payner Agreement to extend the term through December 31, 2012 and to effect certain other changes in compensation, as described below.

Under the Payner Agreement, as amended, Ms. Payner was entitled to an annual base salary of $500,000, subject to increases in the sole discretion of the Compensation Committee, as well as annual cost of living adjustments based on adjustments to the United States Consumer Price Index, beginning on January 1, 2011. She was also eligible to receive an annual performance bonus based upon the achievement of one or more targets to be set for each fiscal year by the Compensation Committee in its sole discretion, and subject to pro rata adjustment for underachievement or overachievement of the targets within limits determined by the Compensation Committee in its sole discretion, provided that such bonus shall not be in limitation of additional discretionary bonuses.

The Payner Agreement also provided Ms. Payner with a monthly housing allowance of $4,000 and an annual allowance of approximately $27,500 for life insurance and supplemental disability insurance.

Kara B. Jenny

On March 19, 2008, we entered into an amended and restated employment agreement (which we refer to in this Proxy Statement as the Jenny Agreement) with Kara Jenny providing for her service as our Chief Financial Officer. The Jenny Agreement amends and restates the earlier employment agreement between us and Ms. Jenny, which covered her service as our Vice President of Finance and was set to expire in June 2008. On April 27, 2010, we amended the Jenny Agreement to extend the term through December 31, 2012 and to effect certain other changes in compensation, as described below. At the end of the term, the agreement automatically extends for an additional one year term unless we provide Ms. Jenny with written notice of non-renewal at least 90 days prior to the end of the then-current term (including any one year renewal terms).

Pursuant to the Jenny Agreement, as amended, Ms. Jenny is entitled to an annual base salary of $300,000, subject to increases in the sole discretion of the Compensation Committee. She is also eligible to receive an annual performance bonus in an amount determined by the Compensation Committee in its sole discretion. During the term of the Jenny Agreement, Ms. Jenny shall be eligible to participate in all of our medical and other employee benefit plans on the same terms and conditions as those offered to

14

our other senior executive officers; additionally, we shall provide Ms. Jenny with an annual allowance of $10,000 for the purchase of life insurance and disability insurance.

Pursuant to the Jenny Agreement, if Ms. Jenny’s employment is terminated without cause (as defined in the Jenny Agreement) or as a result of a constructive termination (as defined in the Jenny Agreement), she would be entitled to receive her base salary through the date of termination, plus unreimbursed business expenses and bonuses that have been earned and awarded but not yet paid, as well as her then-current base salary for 180 days from the date of termination. In addition, if Ms. Jenny’s employment is terminated without cause or as a result of a constructive termination, we shall maintain in effect any of our medical and dental insurance and hospitalization plans as well as any Company sponsored life insurance policy in which Ms. Jenny participates as of the date of such termination for one year from the date of termination.

In the event of a change of control (as defined in the Jenny Agreement) any unvested stock options granted to Ms. Jenny which are outstanding as of the date of the change of control and have not yet vested (which we refer to in this Proxy Statement as the Jenny COC Unvested Options) shall be deemed fully vested as of the date of the change of control. The remaining one-half of the Jenny COC Unvested Options shall vest on the earliest to occur of: (a) the scheduled vesting date and (b) 12 months from the date of the change of control. In the event that Ms. Jenny would be subject to tax under Section 4999 of the Code, the payments to her under the Jenny Agreement will be reduced to the maximum amount that she could receive without being subject to such tax. Ms. Jenny is subject to certain covenants under the Jenny Agreement, including a non-competition and non-solicitation covenant covering the term of her employment and an additional period of up to one year thereafter.

Joseph C. Park

On May 31, 2011, we entered into an employment agreement (which we refer to in this Proxy Statement as the Park Agreement) with Joseph C. Park providing for his service as our Chief Operating Officer. The Park Agreement has a term ending on June 30, 2014. On February 2, 2012, Mr. Park was promoted to Chief Executive Officer and a member of our Board. In connection with his appointment as Chief Executive Officer, we amended the Park Agreement to effect certain changes in compensation, as described below.

Pursuant to the Park Agreement, as amended, Mr. Park is entitled to an annual base salary of $375,000, subject to increases in the sole discretion of the Compensation Committee, as well as annual cost of living adjustments based on adjustments to the United States Consumer Price Index, beginning on January 1, 2013. Mr. Park is also eligible to receive an annual performance bonus based upon the achievement of one or more targets to be set for each fiscal year by the Compensation Committee in its sole discretion, and subject to pro rata adjustment for underachievement or overachievement of the targets within limits determined by the Compensation Committee in its sole discretion, provided that such bonus shall not be in limitation of additional discretionary bonuses. During the term of the Park Agreement, Mr. Park shall be eligible to participate in all of our medical and other employee benefit plans on the same terms and conditions as those offered to other senior executive officers of the Company. The Park Agreement provided for a grant to Mr. Park of incentive stock options under the Company’s 2005 Stock Incentive Plan to purchase 450,000 shares of Common Stock on May 31, 2011 at an exercise price equal to the fair market value on the date of grant. The options vest with respect to 56,250 shares on the six-month anniversary of the date of grant, and vest with respect to the remainder of shares in 42 equal monthly installments. In connection with Mr. Park’s promotion to Chief Executive Officer, the Park Agreement, as amended, also provided for a one-time grant of incentive stock options under Company’s 2005 Stock Incentive Plan to purchase 450,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant, subject to accelerated vesting in the event that his employment is terminated without cause or as a result of a constructive termination (as each such term is defined in the Park Agreement), and will become vested in equal monthly installments over a four-year period following the date of grant.

Pursuant to the Park Agreement, as amended, if Mr. Park’s employment is terminated without cause (as defined in the Park Agreement) or as a result of a constructive termination (as defined in the Park Agreement), he would be entitled to receive his base salary through the date of termination, plus unreimbursed business expenses and bonuses that have been earned and awarded but not yet paid, as well as his then-current base salary for a twelve month period from the date of termination. In addition, if Mr. Park’s employment is terminated without cause or as a result of a constructive termination, we shall maintain in effect our medical and dental insurance and hospitalization plans as well as any Company sponsored life insurance policy in which Mr. Park participates as of the date of such termination for one year from the date of termination.

In the event that Mr. Park would be subject to tax under Section 4999 of the Code, the payments to him under the Park Agreement will be reduced to the maximum amount that he could receive without being subject to such tax. Mr. Park is subject to certain covenants under the Park Agreement, including a non-competition and non-solicitation covenant covering the term of his employment and an additional period of up to one year thereafter.

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Bradford Matson

On September 8, 2011, we entered into a Separation Agreement (which we refer to in this Proxy Statement as the Matson Separation Agreement) with Bardford Matson where he resigned as our Chief Marketing Officer and as Manager of Eyefly LLC, our majority-owned subsidiary. In connection with the Matson Separation Agreement, we agreed to provide Mr. Matson with the continuation of salary and certain benefits for a period of 180 days, and accelerated vesting of all unvested stock options. In addition, during the remaining term of the Matson Agreement (as defined below), Mr. Matson was subject to the restrictive covenants contained in his employment agreement (as discussed further below), including non-competition and non-solicitation restrictions.

On August 31, 2009, we previously entered into an employment agreement (which we refer to in this Proxy Statement as the Matson Agreement) with Bradford Matson providing for his service as our Chief Marketing Officer. The Matson Agreement had a term ending on September 30, 2012.

Pursuant to the Matson Agreement, Mr. Matson was entitled to an annual base salary of $350,000, subject to increases in the sole discretion of the Compensation Committee. Mr. Matson was eligible to receive an annual performance bonus in an amount determined by the Compensation Committee in its sole discretion. During the term of the Matson Agreement, Mr. Matson was eligible to participate in all of our medical and other employee benefit plans on the same terms and conditions as those offered to other senior executive officers of the Company. The Matson Agreement provided for a one-time grant to Mr. Matson of incentive stock options under the Company’s 2005 Stock Incentive Plan to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. Such options were to vest in 36 equal monthly installments, which were subject to accelerated vesting as a result of the Matson Separation Agreement.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning exercisable and unexercised stock options and unvested stock awards as of December 31, 2011 for each of the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — DECEMBER 31, 2011

	Option Awards

	Number	Number
	of	of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name(1)	Exercisable	Unexercisable	($)	Date

Melissa Payner-Gregor	20,000	--	$12.60	3/23/2015
	25,000	--	$12.00	12/27/2015
	328,125	421,875 (2)	$2.40	3/1/2020

Kara B. Jenny	24,000	--	$9.10	12/26/2012
	2,500	--	$12.60	3/23/2015
	20,000	--	$4.60	3/31/2018
	98,438	126,562 (2)	$2.40	3/1/2020

Joseph C. Park	65,625	384,375 (3)	$2.65	5/31/2021

______________

(1)	Mr. Matson is not included in the above table as all his stock option awards have been either exercised or forfeited in connection with his resignation as Chief Marketing Officer.

(2)	The option vests at a rate of 2.083% per month for 48 months beginning on the one month anniversary of March 1, 2010.

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(3)	16.667% of the option vested on the six month anniversary of May 31, 2011 and the remainder of the option vests at a rate of 2.778% per month for 42 months thereafter.

Compensation of Directors

     The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2011:

DIRECTOR COMPENSATION — YEAR ENDED DECEMBER 31, 2011

	Fees
	Earned
	or Paid	Stock	Option
	in Cash	Awards	Awards	Total
Name(1)	($)	($)(2)	($)(3)	($)
Mario Ciampi	$--	$--	$25,000	$25,000
Michael Helfand	21,000	--	25,000	46,000
David Janke(4)	--	--	25,000	25,000
Habib Kairouz	--	--	25,000	25,000
Martin Miller	21,000	--	25,000	46,000
Anthony Plesner	32,500	--	25,000	57,500
Andrew Russell	17,250	--	25,000	42,250
Denise Seegal	21,000	--	25,000	46,000
David Wassong	--	--	25,000	25,000

_______________

(1)	Mr. Park is not included in the table as he is included as a Named Executive Officer in the Summary Compensation Table. Mr. Park receives no additional compensation for his service as a director of the Company.

(2)	Represents the grant date fair value of the following Restricted Stock Awards recognized for financial statement reporting purposes. There were no new restricted stock awards issued in 2011.

(3)	The amounts in this column represent the total grant date fair values, with the values determined for options based upon the Black Scholes method of valuation, of the option awards granted to the director and recognized for financial reporting purposes during the fiscal year, excluding estimated forfeitures. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2011. As of December 31, 2011, the total number of stock option awards outstanding for each of the directors were as follows: 14,706 stock option awards held by each of Messrs. Ciampi, Helfand, Janke, Kairouz and Plesner, 17,456 stock option awards held by each of Messrs. Miller and Wassong, 63,486 stock option awards held by Mr. Russell and 69,054 stock option awards held by Ms. Seegal.

(4)	David Janke resigned as a member of the Board of Directors in April 2012.

For 2011, each independent, outside non-employee directors (other than Messrs. Ciampi, Janke, Kairouz and Wassong who are designated under the Voting Agreement) was paid an annual cash retainer of $15,000 per year, with an additional annual cash retainer of $10,000 and $5,000 in the case of the Audit Committee Chairman and the Chair of any other committee, respectively, at the first regularly scheduled Board meeting of each fiscal year, and cash per meeting fees (for in person meetings) of $1,500. For 2012, all non-employee directors are receiving the cash payments specified above.

Pursuant to the terms of the 2005 Stock Incentive Plan, as amended, the equity compensation program for nonemployee directors is to provide for a $100,000 equity grant for new directors who join the board and annual grants of $25,000 for all directors, at the first regularly scheduled board meeting following the annual meeting of each fiscal year. All equity grants shall be made under the Plan and shall be either in the form of restricted stock or stock options (with value determined for options based upon the Black Sholes method of valuation), as elected by the director. All equity awards for joining the board shall vest in three equal annual installments commencing with the first anniversary of such grant. All annual grants shall vest on the first anniversary of the date of grant.

17

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us during or with respect to fiscal 2011, or written representations that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2011 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

EQUITY COMPENSATION PLAN INFORMATION

The following table reflects information for our equity compensation plans as of December 31, 2011.

	(a)				(c)
	Number of				Number of Securities
	Securities				Remaining Available for
	to Be Issued		(b)		Future Issuance under
	upon Exercise of		Weighted Average		Equity Compensation
	Outstanding Options,		Exercise Price Of Outstanding Options,		Plans (Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in Column (a))

Equity compensation plans approved by security holders	2,780,982	(1)	$2.81	(2)	2,379,411
Equity compensation plans not approved by security holders	14,200	(1)	$9.26	(3)	--

Total	2,795,182	(1)	$2.85	(4)	2,379,411

____________________

(1)	Represents stock options to purchase shares of common stock.

(2)	Calculated based on the exercise price of the 2,780,982 stock options in equity compensation plans approved by security holders.

(3)	Calculated based on the exercise price of the 14,200 stock options in equity compensation plans not approved by security holders.

(4)	Calculated based on the exercise price of the 2,795,182 stock options in equity compensation plans approved and not approved by security holders referred to above in notes (2) and (3) above.

The following is a summary of the material provisions of the Bluefly, Inc. 2000 Stock Option Plan (the “2000 Plan”), our only equity compensation plan that has not been approved by our stockholders.

Eligibility. Key employees of the Company who are not officers or directors of the Company and its affiliates and consultants to the Company are eligible to be granted options.

Administration of the 2000 Plan. The Option Plan/Compensation Committee administers the 2000 Plan. The Option Plan/Compensation Committee has the full power and authority, subject to the provisions of the 2000 Plan, to designate participants, grant options and determine the terms of all options. The 2000 Plan provides that no participant may be granted options to purchase more than 1,000,000 shares of Common Stock in a fiscal year. The Option Plan/Compensation Committee is required to make adjustments with respect to options granted under the 2000 Plan in order to prevent dilution or expansion of the rights of any holder. The 2000 Plan requires that the Option Plan/Compensation Committee be composed of at least two directors.

Amendment. The 2000 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors, but no amendment without the approval of our stockholders shall be made if stockholder approval would be required under any law or rule of any governmental authority, stock exchange or other self-regulatory organization to which we are subject. Neither the amendment, suspension or termination of the 2000 Plan shall, without the consent of the holder of an option under the 2000 Plan, alter or impair any rights or obligations under any option theretofore granted.

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Options Issued Under 2000 Plan. The Option Plan/Compensation Committee determines the term and exercise price of each option under the 2000 Plan and the time or times at which such option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the exercise price may be paid.

Upon the exercise of an option under the 2000 Plan, the option holder shall pay us the exercise price plus the amount of the required federal and state withholding taxes, if any. The 2000 Plan also allows participants to elect to have shares withheld upon exercise for the payment of withholding taxes.

The unexercised portion of any option granted to a key employee under the 2000 Plan generally will be terminated (i) 30 days after the date on which the optionee's employment is terminated for any reason other than (a) Cause (as defined in the 2000 Plan), (b) retirement or mental or physical disability, or (c) death; (ii) immediately upon the termination of the optionee's employment for Cause; (iii) three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (iv) (A) 12 months after the date on which the optionee's employment is terminated by reason of his death or (B) three months after the date on which the optionee shall die if such death occurs during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability. The Option Plan/Compensation Committee has in the past, and may in the future, extend the period of time during which an optionee may exercise options following the termination of his or her employment.

Under the 2000 Plan, an option generally may not be transferred by the optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option under the 2000 Plan may be exercised only by the optionee or, in certain instances, by the optionee's guardian or legal representative, if any.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

Our Code of Ethics and Standards of Business Conduct applies to all directors and employees (including our named executive officers). Under the Code of Ethics and Standards of Business Conduct, all employees are required to take all reasonable efforts to identify actual or potential conflicts of interest between Company interests and their personal or professional relationships and to bring such conflicts to the attention of our counsel. Members of the Board who have any personal interest in a transaction upon which the Board passes are required to disclose such interest to the other directors and to recuse themselves from participation in any decision in which there is a conflict between their personal interests and our interests.

Our Audit Committee reviews any related party transaction and transactions involving conflicts of interest with officers and directors whenever possible in advance of the creation of such transaction or conflict, unless either the Compensation Committee or a another committee of the Board, consisting of independent directors has previously reviewed such transaction.

Related Person Transactions

We are not aware of any transactions since the beginning of our last fiscal year or any proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000 and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected WeiserMazars LLP (which we refer to in this Proxy Statement as WeiserMazars) as the independent registered public accounting firm for the fiscal year ending December 31, 2012. The Company’s consolidated financial statements for the 2011 fiscal year were audited by WeiserMazars.

A representative from WeiserMazars will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

The aggregate fees billed for professional services rendered by WeiserMazars for the audit of the Company’s annual consolidated financial statements, including the reviews of the Company’s unaudited interim financial information included in its quarterly reports on Form 10-Q, for fiscal 2011 and 2010 was approximately $341,000 and $247,000, respectively.

Audit Related Fees

The aggregate fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements for fiscal 2011 was approximately $7,000.

Audit-related fees consist of consultation with management as to the accounting or disclosure treatment on certain transactions or events.

WeiserMazars did not bill the Company for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements during fiscal 2010.

Tax Fees

The aggregate fees billed for professional services rendered to the Company during fiscal 2011 and 2010 by WeiserMazars for tax compliance, tax advice or tax planning was approximately $2,000 and $1,000, respectively.

Fees for tax services consist of tax training and tax return preparation services.

Other Fees

WeiserMazars did not bill the Company for any other professional services rendered during fiscal 2011 and 2010 other than those described above.

Audit Committee Pre-Approval Policies

The Company’s policy is that, before WeiserMazars is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee.

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OTHER BUSINESS

The Board of Directors currently knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for the inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at our principal executive offices not later than the close of business on December 18, 2012 and must otherwise comply with the rules of the SEC for inclusion in the proxy materials.

The Company’s bylaws provide that a stockholder who wishes to present a proposal for stockholder vote at the Company’s next annual meeting (other than a matter brought pursuant to SEC Rule 14a-8) must give written notice to the Secretary of the Company not less than 90 days nor more than 120 days prior to the date that is one year from the date of this annual meeting. Accordingly, any such proposal must be received by the Secretary of the Company not later than February 15, 2013 and no earlier than January 16, 2013. The notice must contain specified information about the proposed business and the stockholder making the proposal. If a stockholder gives notice of a proposal after the deadline, the Company’s proxy holders will have discretionary authority to vote on this proposal when and if raised at the next annual meeting.

COST OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. Directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses.

MISCELLANEOUS

Only one Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address.  We undertake to deliver promptly upon request a separate copy of this Proxy Statement to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Proxy Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (212) 944-8000 or by mail to our address at 42 West 39th Street, New York, NY 10018, Attn: Corporate Secretary.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies. Such request shall be made to the Corporate Secretary, either orally or in writing at the address and telephone number stated above.

A copy of this Proxy Statement and the form of proxy card for use in connection with the 2012 Annual Meeting of Stockholders is available online at www.bluefly.com.  You can also request copies of these materials and a copy of the proxy statement, annual report or proxy card relating to any of our future security holder meetings by contacting us via telephone at (212) 944-8000, via email at investorkit@bluefly.com or on our website www.bluefly.com.

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C.  20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C.  20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

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WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors,

HABIB KAIROUZ
Chairman of the Board

Dated: April 17, 2012

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[FRONT]

BLUEFLY, INC.
PROXY

Annual Meeting, May 16, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOSEPH C. PARK and KARA B. JENNY as Proxy, with full power to appoint his or her substitute, and hereby authorizes him or her to appear and vote as designated on the reverse side, all shares of Common Stock of Bluefly, Inc. held on record by the undersigned on April 10, 2012 at the Annual Meeting of Stockholders to be held on May 16, 2012, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL COMPANY-PROPOSED NOMINEES.

(Continued and to be signed on the reverse side.)

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☒ Please mark your

votes as in this

example.

1. ELECTION OF DIRECTORS Nominees: Habib Kairouz Anthony Plesner David Wassong	VOTE FOR all nominees ☐

VOTE FOR

all nominees, except as marked to the contrary below

☐

__________________

__________________

__________________

__________________

__________________

__________________

__________________

__________________

VOTE WITHHELD AUTHORITY from all nominees ☐

The undersigned acknowledges receipt of the accompanying Proxy Statement dated May 16, 2012.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

DATE
SIGNATURE OF STOCKHOLDER		SIGNATURE IF HELD JOINTLY
NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

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